Commitments and contingencies	12 Months Ended
Dec. 31, 2019
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Commitments and contingencies
23.	Commitments and contingencies

(a)	Capital commitments
At December 31, 2019, the Company had capital expenditure commitments at the balance sheet date of $44.5 million. These commitments represent minimum non-cancellable
obligations and exit costs for cancellable obligations.
During 2018, Oyu Tolgoi signed a new power purchase agreement with the National Power Transmission Grid (“NPTG”) of Mongolia. The power purchase agreement was executed in connection with the power import arrangement between NPTG and the Inner Mongolia Power International Corporation (“IMPIC”).
The new arrangement took effect on July 4, 2018, subsequent to the expiry of the previous IMPIC agreement, for a term of up to six years, with possibility of early cancelation after the fourth year, if a domestic power plant is commissioned earlier.
At December 31, 2019, the Company had power purchase commitments of $404.3 million. These commitments represent minimum non-cancellable
obligations.

(b)	Mongolian Tax Assessment
On January 16, 2018, the Company announced that Oyu Tolgoi received a tax assessment for approximately $155 million (which was converted from Mongolian Tugrik to U.S. dollars at the exchange rate on that date) from the Mongolian Tax Authority (the “MTA”) as a result of a general tax audit for the period covering 2013 through 2015. In January 2018 Oyu Tolgoi paid an amount of $4.8 million to settle unpaid taxes, fines and penalties for accepted items.

The Company was of the opinion that Oyu Tolgoi had paid all taxes and charges required under the 2009 Oyu Tolgoi Investment Agreement (“Investment Agreement”), the Amended and Restated Shareholder Agreement (“ARSHA”), the Underground Mine Development and Financing Plan and Mongolian Law. Following engagement with the MTA, Oyu Tolgoi was advised that the MTA could not resolve Oyu Tolgoi’s objections to the tax assessment.
On February 20, 2020, the Company announced that Oyu Tolgoi will be proceeding with the initiation of a formal international arbitration proceeding in accordance with dispute resolution provisions within Chapter 14 of the Investment Agreement entered into with the Government of Mongolia in 2009 and Chapter 8 of the Oyu Tolgoi Underground Mine Development and Financing Plan entered into with the Government of Mongolia in 2015. The dispute resolution provisions call for arbitration under the United Nations Commission on International Trade Law (UNCITRAL) seated in London before a panel of three arbitrators.
By agreeing to resolve to dispute under UNCITRAL Arbitration Rules, both parties have agreed that the arbitral award shall be final and binding on both parties and the parties shall carry out the award without delay.
Management remains of the opinion that Oyu Tolgoi has paid all taxes and charges as required under the Investment Agreement, ARSHA, the Underground Mine Development and Financing Plan and Mongolian law and in the opinion of the Company at December 31, 2019, a provision is not required for the amount of approximately $150 million disputed by the Company relating to the years 2013 through 2015 or any additional amounts related to 2016 through December 31, 2019. The amounts that could arise related to 2016 through December 31, 2019 would be material. The final amount of taxes to be paid depends on a number of factors including the outcome of discussions with the government and the outcome of the international arbitration proceedings. Changes in management’s assessment of the outcome of this matter could result in material adjustments to the Company’s statements of income and financial position.

(c)	Power Source Framework Agreement
Oyu Tolgoi is obliged under the Investment Agreement to secure a long-term domestic source of power for the Oyu Tolgoi mine. The Power Source Framework Agreement (PSFA) entered between Oyu Tolgoi and the Government of Mongolia on December 31, 2018 provides a binding framework and pathway for the construction of the Tavan Tolgoi-based power solution for the Oyu Tolgoi mine by June 30, 2023. The power plant would be majority owned by Oyu Tolgoi and situated close to the Tavan Tolgoi coal mining district. The project aligns with the Parliament resolution No.73 (2018) and the government policies to develop a power plant at the Tavan Tolgoi coal fields. On Febuary 17, 2020, the Company announced the submission of the Feasibility Study for the Tavan Tolgoi Power Plant Project (TTPP) to the Government of Mongolia by Oyu Tolgoi. The existing PSFA specifies target dates for milestones to be achieved through mutual cooperation between Oyu Tolgoi and the Government of Mongolia, several of which have now passed. In accordance with the Contingency Arrangements clause 7 4 a ii of the PSFA, Oyu Tolgoi has given notice and is currently seeking a mutually acceptable alternative basis on which to proceed with securing long term domestic power supply for Oyu Tolgoi.
As at December 31, 2019, and 2018, the Company has no capital commitments related to the PSFA or TTPP.

Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill recognizes a liability with respect to such matters when an outflow of economic resources is assessed as probable and the amount can be reliably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.